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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                  July 15, 2003


                           RANGE RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                     0-9592                    34-1312571
-------------------------------      ------------            -------------------
(State or other jurisdiction of      (Commission                (IRS Employer
        incorporation)               File Number)            Identification No.)

                777 MAIN STREET, SUITE 800
                     FT. WORTH, TEXAS                  76102
             -------------------------------         ----------
             (Address of principal executive         (Zip Code)
                         offices)


       Registrant's telephone number, including area code: (817) 870-2601


  (Former name or former address, if changed since last report): Not applicable


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 15, 2003, Range Resources Corporation issued a press release announcing its intention to offer $100.0 million of senior subordinated notes due 2013 to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

         On July 16, 2003, Range Resources Corporation issued a press release announcing that it had priced its previously announced private placement of $100.0 million of senior subordinated notes due 2013 to qualified institutional buyers pursuant to Rule 144A under the Securities Act, as amended (the "Act"), and other eligible purchasers pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Act.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

           (c)  Exhibits:

                99.1       Press Release dated July 15, 2003

                99.2       Press Release dated July 16, 2003



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      RANGE RESOURCES CORPORATION




                                      By:   /s/ RODNEY L. WALLER
                                            ------------------------------------
                                            Rodney L. Waller
                                            Senior Vice President



Date:  July 17, 2003


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                                  EXHIBIT INDEX


EXHIBIT NUMBER          DESCRIPTION
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
99.1                    Press Release dated July 15, 2003

99.2                    Press Release dated July 16, 2003

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